UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

HILL-ROM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

Two Prudential Plaza, Suite 4100 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 819-7200
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement

On September 8, 2015, Hill-Rom Holdings, Inc. (the “Company”) announced that it had completed its previously announced acquisition of Welch Allyn Holdings, Inc. (“Welch Allyn”) pursuant to a Merger Agreement, dated June 16, 2015, by and among the Company, Empire Merger Sub Corp. (“Merger Sub”) and Welch Allyn (as amended, the “Merger Agreement”).  Pursuant to the Merger Agreement, Merger Sub was merged with an into Welch Allyn with Welch Allyn surviving the merger as a subsidiary of the Company (the “Merger”).

In connection with the Merger, the Company entered into a new senior credit agreement (the “New Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent for a $1.0 billion term loan A facility (the “TLA Facility”), and as administrative agent for a $500.0 million senior secured revolving credit facility (the “Revolving Credit Facility”), Goldman Sachs Bank USA, as administrative agent for a $800.0 million term loan B facility (the “TLB Facility” and, together with the TLA Facility, the “Term Loan Facilities”), and the other lenders party thereto, together with security and other agreements (together, the “New Credit Facilities”).  The TLA Facility and TLB Facility were used to fund, in part, the Merger.  No amounts were drawn on the Revolving Credit Facility in connection with the Merger.

Interest.  Borrowings under the TLA Facility bear interest at a rate per annum equal to, at the Company’s option, either (1) 1.00% or, after the delivery of the financial statements for the first full fiscal quarter after the closing of the Merger and the New Credit Agreement (referred to as the “closing date”), 0.50% to 1.00% subject to a pricing grid set forth in the senior credit agreement (depending on the Company’s first lien net leverage ratio) plus an alternate base rate (“ABR”) determined by reference to the highest of (a) the Federal Funds Effective Rate (as defined in the New Credit Facilities) plus 0.50%, (b) the rate of interest publicly announced by the applicable agent as its prime rate in effect at its principal office in New York City (the “Prime Rate”) and (c) one month Adjusted LIBOR (as defined below) plus 1.00% or (2) 2.00% or, after the delivery of the financial statements for the first full fiscal quarter after the closing date, 1.50% to 2.00% subject to a pricing grid set forth in the New Credit Agreement (depending on the Company’s first lien net leverage ratio) plus the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) for eurodollar deposits for the applicable interest period appearing on Reuters Screen LIBOR01 Page (or LIBOR02 Page) or other applicable page or screen for loans denominated in U.S. dollars (the “Adjusted LIBOR”), which will at all times include statutory reserves and shall be deemed to be not less than 0.00% per annum.  Borrowings under the TLB Facility bear interest at a rate per annum equal to, at the Company’s option, either (1) 1.75% plus ABR or (2) 2.75% plus the Adjusted LIBOR, which will at all times include statutory reserves and shall be deemed to be not less than 0.75% per annum.

Borrowings under the Revolving Credit Facility bear interest at a rate per annum equal to, at the Company’s option, either (1) a margin to be set forth in the New Credit Agreement (depending on the Company’s first lien net leverage ratio) plus ABR or (2) a margin to be set forth in the senior credit agreement (depending on the Company’s first lien net leverage ratio) plus the Adjusted LIBOR, which will at all times include statutory reserves and shall be deemed to be not less than 0.00% per annum.  In addition to paying interest on outstanding principal under the Revolving Credit Facility, the Company is required to pay a commitment fee (which will be subject to a step down based on a consolidated first lien net leverage ratio) to the lenders under the Revolving Credit Facility in respect of the unutilized commitments thereunder.

Prepayments.  The New Credit Agreement requires the Company to prepay outstanding term loans, subject to certain exceptions, with: (i) 100% of the net cash proceeds of non-ordinary course asset sales or other dispositions of property by us or any of the restricted subsidiaries, subject to customary thresholds and reinvestment rights; (ii) 50% of excess cash flow, subject to step-downs to 25% and 0% depending on the consolidated first lien net leverage ratio from time to time; and (iii) 100% of the Company’s and its restricted subsidiaries’ net cash proceeds from issuances, offerings or placements of debt obligations not permitted under the New Credit Agreement.  The Company may voluntarily prepay outstanding loans under the Company’s Term Loan Facilities at any time subject to customary “breakage” costs with respect to Adjusted LIBOR loans and subject to a prepayment premium of 1.00% in connection with certain customary repricing events that may occur within six months after the closing date.

The Revolving Credit Facility is required to be prepaid to the extent extensions of credit thereunder exceed overall credit exposure.  The Company may voluntarily repay and reborrow outstanding loans under the Revolving Credit Facility at any time without a premium or penalty, other than customary “breakage” costs with respect to Adjusted LIBOR loans.

Maturity.  In connection with the TLA Facility, the Company is required to make scheduled quarterly payments (commencing with the end of the first full fiscal quarter ending after the closing date) as follows, with the balance expected to be due on the fifth anniversary of the closing date:

Year	Amortization%
1	5.00% per annum
2	7.50% per annum
3	10.00% per annum
4	10.00% per annum
5	7.50% per annum for the first three fiscal quarters and remainder at maturity

In connection with the TLB Facility, the Company must make scheduled quarterly payments in an aggregate annual amount equal to 1.00% of the original principal amount of the term loans made under the TLB Facility on the closing date, with the balance expected to be due on the seventh anniversary of the closing date.

The Revolving Credit Facility will mature and the commitments thereunder will terminate five years after the closing date.

Guarantee and Security.  The Company’s obligations under the New Credit Facilities are unconditionally guaranteed by each of its existing and future U.S. wholly-owned restricted subsidiaries (subject to customary exceptions and other limitations) and, together with obligations under the guarantees, are secured by a first priority security interest in substantially all of the Company’s and its guarantors’ U.S. assets (subject to customary exceptions and other limitations), in each case, now owned or later acquired, including a pledge of all of the capital stock of substantially all of the Company’s U.S. wholly-owned restricted subsidiaries (with customary exceptions and other limitations) and 65% of the voting capital stock and 100% of the non-voting capital stock of certain of the Company’s foreign restricted subsidiaries.

Covenants.  The New Credit Facilities require the Company to comply with two financial covenants, (i) a total secured debt net leverage ratio test and (ii) a minimum interest coverage ratio, in each case tested as of the last day of each fiscal quarter, with the first quarterly covenant test to commence as of the last day of the first full fiscal quarter after the closing date; provided that, with respect to the total secured debt net leverage ratio test, the borrower may increase the maximum ratio by 0.25 to 1.00 for three (3) consecutive fiscal quarters in connection with certain permitted acquisitions. In addition, the New Credit Facilities are subject to negative covenants that, among other things and subject to certain significant exceptions, limit the Company’s ability and the ability of its restricted subsidiaries to: (i) incur indebtedness, make guarantees or engage in hedging arrangements; (ii) incur liens or engage in sale-leaseback transactions; (iii) make investments, loans and acquisitions; (iv) merge, liquidate or dissolve; (v) sell assets, including capital stock of subsidiaries; (vi) pay dividends on capital stock or redeem, repurchase or retire capital stock; (vii) alter the Company’s business; (viii) engage in transactions with the Company’s affiliates; and enter into agreements limiting subsidiary dividends and distributions.

Events of Default.  The New Credit Agreement also contains certain customary representations and warranties, affirmative covenants and events of default (including, among others, an event of default upon a change of control). If an event of default occurs and is not cured or waived, the lenders under the New Credit Facilities are entitled to take various actions, including the acceleration of amounts due under the New Credit Facilities and all actions permitted to be taken by a secured creditor.

Incremental Facilities.  The New Credit Facilities provide that the Company has the right at any time to request incremental term and/or revolving commitments up to (1) $450.0 million, plus (2) all voluntary prepayments of the Term Loan Facilities (to the extent not funded by with the proceeds of long-term debt), plus (3) an unlimited additional amount so long as such amount at such time could be incurred without causing the pro forma first lien net leverage ratio to exceed 3.50 to 1.00. The lenders under the New Credit Facilities are not under any obligation to provide any such incremental commitments or loans and any such addition of or increase in commitments or loans are subject to certain customary conditions precedent.

The description of the New Credit Agreement set forth above is qualified in its entirety by reference to the New Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02.                                        Termination of a Material Definitive Agreement

On September 8, 2015, concurrently with the Company’s entry into the New Credit Agreement as described in Item 1.01 hereto, the Company terminated its Amended and Restated Credit Agreement dated as of May 1, 2015 and repaid all outstanding borrowings thereunder in full.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On September 8, 2015, the Company announced that it had completed its previously announced acquisition of Welch Allyn, pursuant to the Merger Agreement.  In connection with the Merger, Merger Sub was merged with and into Welch Allyn with Welch Allyn surviving the Merger as a subsidiary of the Company.  Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock — Class A, no par value per share, of Welch Allyn and common stock — Class B, $.01 par value per share, of Welch Allyn was converted into the right to receive a portion of the aggregate Merger consideration of approximately $2,050,000,000, consisting of cash consideration of $1,625,000,000 (the “Cash Consideration”) and 8,133,722 shares of common stock, without par value, of the Company (the “Equity Consideration”), subject to adjustments for net working capital, cash, indebtedness and selling expenses.  The Equity Consideration was issued pursuant to an effective registration statement on Form S-4 (No. 333-205645).

The Company financed the Cash Consideration, in part, through proceeds of its previously announced offering of $425 million 5.750% Senior Notes due 2023.  The Company financed the remainder of the Cash Consideration with the TLA Facility and TLB Facility.

On September 8, 2015, the Company issued a press release announcing the closing of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired.

In connection with the Merger, the Company previously filed (i) consolidated audited financial statements of Welch Allyn and subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 and the related notes to the consolidated financial statements, which are included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference and (ii) interim unaudited condensed consolidated financial statements of Welch Allyn Holdings, Inc. and subsidiaries comprised of the unaudited condensed consolidated balance sheets as of July 4, 2015 and December 31, 2014, the related unaudited condensed consolidated statements of income and comprehensive income and cash flows for the three and six month periods ended July 4, 2015 and June 28, 2014 and the related notes to the unaudited condensed consolidated financial statements, which are included as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference

(b)                                 Pro Forma Financial Information.

In connection with the Merger, the Company previously filed the unaudited pro forma condensed combined balance sheet for Hill-Rom Holdings, Inc. as of June 30, 2015, the related unaudited pro forma condensed combined income statements for the nine months ended June 30, 2015 and the fiscal year ended September 30, 2014 and the related notes to the unaudited pro forma condensed combined financial information, which are included as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

(d)                                                                               Exhibits:

Exhibit No.	Description
2.1	Merger Agreement, dated June 16, 2015, by and among Hill-Rom Holdings, Inc., Empire Merger Sub Corp. and Welch Allyn Holdings, Inc. (incorporated by reference to the Company’s

Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2015).
10.1

Credit Agreement dated as of September 8, 2015 among Hill-Rom Holdings, Inc., the lenders party thereto, Goldman Sachs Bank USA, as Term Loan B Administrative Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent and Collateral Agent, Citizens Bank, N.A., Bank of America, N.A. and PNC Bank, National Association, as Co-Syndication Agents and Citibank, N.A., Wells Fargo Bank, N.A. and Fifth Third Bank as Co-Documentation Agents.

23.1

Consent of Deloitte & Touche LLP, independent registered public accounting firm for Welch Allyn Holdings, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2015).

99.1	Press release, dated September 8, 2015.
99.2

Consolidated audited financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2015).

99.3

Interim unaudited condensed consolidated financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of July 4, 2015 and December 31, 2014 and for the three and six month periods ended July 4, 2015 and June 28, 2014 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2015).

99.4

Unaudited pro forma condensed combined financial information of Hill-Rom Holdings, Inc. as of June 30, 2015 and for the nine months ended June 30, 2015 and the fiscal year ended September 30, 2014 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: September 8, 2015	By:	/s/ Steven J. Strobel
	Name:	Steven J. Strobel
	Title:	Senior Vice President and Chief Financial Officer (duly authorized officer and principal financial officer)

Exhibit Index

Exhibit No.	Description
2.1

Merger Agreement, dated June 16, 2015, by and among Hill-Rom Holdings, Inc., Empire Merger Sub Corp. and Welch Allyn Holdings, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2015).

10.1

Credit Agreement dated as of September 8, 2015 among Hill-Rom Holdings, Inc., the lenders party thereto, Goldman Sachs Bank USA, as Term Loan B Administrative Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent and Collateral Agent, Citizens Bank, N.A., Bank of America, N.A. and PNC Bank, National Association, as Co-Syndication Agents and Citibank, N.A., Wells Fargo Bank, N.A. and Fifth Third Bank as Co-Documentation Agents.

23.1

Consent of Deloitte & Touche LLP, independent registered public accounting firm for Welch Allyn Holdings, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2015).

99.1	Press release, dated September 8, 2015.
99.2

Consolidated audited financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2015).

99.3

Interim unaudited condensed consolidated financial statements of Welch Allyn Holdings, Inc. and subsidiaries as of July 4, 2015 and December 31, 2014 and for the three and six month periods ended July 4, 2015 and June 28, 2014 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2015).

99.4

Unaudited pro forma condensed combined financial information of Hill-Rom Holdings, Inc. as of June 30, 2015 and for the nine months ended June 30, 2015 and the fiscal year ended September 30, 2014 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2015).